First Quarter 2026 Earnings Presentation and Business Update February 3, 2026

2© Atkore This presentation is provided for general informational purposes only and it does not include every item which may be of interest, nor does it purport to present full and fair disclosure with respect to Atkore Inc. (the “Company” or “Atkore”) or its operational and financial information. Atkore expressly disclaims any current intention to update any forward-looking statements contained in this presentation as a result of new information or future events or developments or otherwise, except as required by federal securities laws. This presentation is not a prospectus and is not an offer to sell securities. This presentation contains forward-looking statements that are subject to known and unknown risks and uncertainties, many of which are beyond our control. All statements other than statements of historical fact included in this presentation are forward-looking statements. Forward-looking statements appearing throughout this presentation include, without limitation, statements regarding our intentions, beliefs, assumptions or current expectations concerning, among other things, financial position; results of operations; cash flows; prospects; growth strategies or expectations; customer retention; the outcome (by judgment or settlement) and costs of legal, administrative or regulatory proceedings, investigations or inspections, including, without limitation, collective, representative or any other litigation; and the impact of prevailing economic conditions. You can identify forward-looking statements by the fact that they do not relate strictly to historical or current facts. These statements may include words such as “believes,” “expects,” “may,” “will,” “shall,” “should,” “would,” “could,” “seeks,” “aims,” “projects,” “is optimistic,” “intends,” “plans,” “estimates,” “anticipates” and other comparable terms. We caution you that forward-looking statements are not guarantees of future performance or outcomes and that actual performance and outcomes, including, without limitation, our actual results of operations, financial condition and liquidity, and the development of the market in which we operate, may differ materially from those made in or suggested by the forward-looking statements contained in this presentation. In addition, even if our results of operations, financial condition and cash flows, and the development of the market in which we operate, are consistent with the forward-looking statements contained in this presentation, those results or developments may not be indicative of results or developments in subsequent periods. A number of important factors, including, without limitation, the risks and uncertainties disclosed in the Company’s filings with the U.S. Securities and Exchange Commission, including but not limited to the Company’s most recent Annual Report on Form 10-K and reports on Form 10-Q and Form 8-K could cause actual results and outcomes to differ materially from those reflected in the forward-looking statements. Because of these risks, we caution that you should not place undue reliance on any of our forward-looking statements. New risks and uncertainties arise from time to time, and it is impossible for us to predict those events or how they may affect us. Further, any forward-looking statement speaks only as of the date on which it is made. We undertake no obligation to revise the forward-looking statements in this presentation after the date of this presentation. Market data and industry information used throughout this presentation are based on management’s knowledge of the industry and the good faith estimates of management. We also relied, to the extent available, upon management’s review of independent industry surveys, forecasts and publications and other publicly available information prepared by a number of third-party sources. All of the market data and industry information used in this presentation involves a number of assumptions and limitations which we believe to be reasonable, but you are cautioned not to give undue weight to such estimates. Although we believe that these sources are reliable, we cannot guarantee the accuracy or completeness of this information, and we have not independently verified this information. While we believe the estimated market position, market opportunity and market size information included in this presentation are generally reliable, such information, which is derived in part from management’s estimates and beliefs, is inherently uncertain and imprecise. Projections, assumptions and estimates of our future performance and the future performance of the industry in which we operate are subject to a high degree of uncertainty and risk due to a variety of factors, including those described above. These and other factors could cause results to differ materially from those expressed in our estimates and beliefs and in the estimates prepared by independent parties. This presentation should be read along with the historical financial statements of Atkore, including the most recent audited financial statements. Historical results may not be indicative of future results. We use non-GAAP financial measures to help us describe our operating and financial performance. These measures may include Adjusted EBITDA, Adjusted EBITDA margin (Adjusted EBITDA over Net sales), Net debt (total debt less cash and cash equivalents), Adjusted Net Income Per Diluted Share (also referred to as “Adjusted Diluted EPS”), Leverage ratio (net debt or total debt less cash and cash equivalents, over Adjusted EBITDA on trailing twelve month (“TTM”) basis), Free Cash Flow (net cash provided by operating activities less capital expenditures) and Return on Capital to help us describe our operating and financial performance. These non-GAAP financial measures are commonly used in our industry and have certain limitations and should not be construed as alternatives to net income, total debt, net cash provided by operating activities, return on assets, and other income data measures as determined in accordance with generally accepted accounting principles in the United States, or GAAP, or as better indicators of operating performance. These non-GAAP financial measures as defined by us may not be comparable to similarly-titled non-GAAP measures presented by other companies. Our presentation of such non-GAAP financial measures should not be construed as an inference that our future results will be unaffected by unusual or non-recurring items. See the appendix to this presentation for a reconciliation of the non-GAAP financial measures presented herein to the most comparable financial measures as determined in accordance with GAAP. Fiscal Periods - The Company has a fiscal year that ends on September 30th. It is the Company's practice to establish quarterly closings using a 4-5-4 calendar. The Company's fiscal quarters typically end on the last Friday in December, March and June. Cautionary Statements

3© Atkore Q1 2026 Results & Business Update 1. See non-GAAP reconciliation in appendix. 662 752 656 Q1 2025 Q4 2025 Q1 2026 -13% 46 -54 15 Q1 2025 Q4 2025 Q1 2026 +127% 99 71 69 Q1 2025 Q4 2025 Q1 2026 -3% 1.63 0.69 0.83 Q1 2025 Q4 2025 Q1 2026 +20% Net Sales $M Net Income/(Loss) $M Adjusted EBITDA1 $M Adjusted Diluted EPS1 $/share 1.31 -1.62 0.44 Q1 2025 Q4 2025 Q1 2026 +127% Diluted EPS/(Loss) Per Share $/share Organic volume up approximately 2% compared to prior year led by our Electrical segment Strong productivity results across both segments delivering +$30M year-over-year improvement Divested the Tectron Mechanical Tube product line in our S&I segment Published 2025 Sustainability Report highlighting achievement of our goals and additional EPDs for core products We are maintaining our outlook provided in November for Adjusted EBITDA and Adjusted EPS Business Update

4© Atkore Q1 Income Statement Summary 1. See non-GAAP reconciliation in appendix. 2. Adjusted EBITDA Margin is Adjusted EBITDA as a percentage of Net Sales. ($’s in millions) Q1 2026 Q1 2025 Y/Y Change Y/Y % Change Net Sales $655.5 $661.6 ($6.1) (0.9%) Operating Income $20.1 $67.9 ($47.8) (70.4%) Net Income $15.0 $46.3 ($31.3) (67.6%) Adjusted EBITDA1 $69.1 $99.2 ($30.1) (30.3%) Adjusted EBITDA Margin2 10.5% 15.0% (450 bps) - Tax Rate 3.0% 20.9% 1,790 bps - Net Income Per Share (Diluted) $0.44 $1.31 ($0.87) (66.4%) Adjusted Diluted EPS1 $0.83 $1.63 ($0.80) (49.1%)

5© Atkore Consolidated Atkore Bridges 1. “Other” may include items such as F/X, M&A, productivity, solar tax credits, investments, interest and tax rate. 2. See non-GAAP reconciliation in appendix. Adjusted EBITDA Bridge2 Net Sales BridgeQ1 2026 $15 $18 $5 $2 2025 Volume/Mix Price Divestiture Other1 2026 $662M $656M $4 $18 $51 $2 $33 2025 Volume/Mix Price Cost Changes Divestiture Other1 2026 $99M $69M Net Sales % Change $1.63 $0.83 $0.95 $0.03 $0.12 2025 Quarterly Results Share Count Other1 2026 Adjusted Diluted EPS Bridge2 Volume/Mix 2.3% Price (2.7%) Divestiture (0.8%) Other1 0.3% Total (0.9%)

Atkore Confidential

Key Product Area Trends & Review

Atkore

FY 2026 YTD Net Sales by Key Product Area[1]		Year-over-Year Volume/Mix % Change FY 2026 YTD vs. FY 2025 YTD	Product Area Trends & Portfolio Updates
Metal Framing, Cable Management & Construction Services	26%	- LSD%	• Cable management continues to grow in various end-markets including data centers • Construction Services was lower due to project timing compared to the previous year with certain job closing out
Plastic Pipe, Conduit & Fittings	23%	+ HSD%	• Electrical conduit growth attributable to strong end-market demand • Import competition remains in place; no change in tariffs impacting point of origin
Metal Electrical Conduit & Fittings	23%	+ HSD%	• Volume growth attributable to strong-end market demand
Electrical Cable & Flexible Conduit	17%	- LSD%	• Volume results are reflective of both copper fluctuations and tariff-related impacts from aluminum
Mechanical Tube & Other	11%	- LSD%	• Volume decline due to timing of solar-related demand and the decision to shift traditional mechanical capacity to Electrical end-markets
	$655M	2.3%	

© Atkore

1. Sales of "Other Electrical products" and "Other Safety & Infrastructure products" have been allocated and included in the presentation of the product area groupings listed for presentation purposes.
Source: Management estimates.

6

Atkore Confidential

7© Atkore Segment Results $23 $18 $3 2025 Volume/Mix Price Divestiture $3 Other1 2026 $465M $470M Q1 Net Sales Bridge $8 $2 2025 Volume/Mix $0 Price Divestiture $0 Other1 2026 $196M $186M Q1 Net Sales Bridge Electrical Safety & Infrastructure ($’s in millions) Q1 2026 Q1 2025 Y/Y Change Net Sales $469.6 $465.4 0.9% Adjusted EBITDA $55.1 $92.4 (40.4%) Adjusted EBITDA Margin 11.7% 19.9% (820 bps) ($’s in millions) Q1 2026 Q1 2025 Y/Y Change Net Sales $186.3 $196.7 (5.3%) Adjusted EBITDA $30.2 $15.6 93.8% Adjusted EBITDA Margin 16.2% 7.9% 830 bps 1. “Other” may include items such as F/X, M&A, productivity, solar tax credits, investments, interest and tax rate.

8© Atkore FY26 YTD Cash Bridge $M Cash & Balance Sheet Summary $55 $18 $12 $11 $3 FY25 YE Cash Balance Cash Flow From Operating Activities Divestiture & Asset Sales Capital Expenditures Dividend Payment Net Other Uses of Cash FY26 YTD Cash Balance $507M $444M Debt Maturity Profile $M $325 $400 $373 FY 2026 FY 2027 FY 2028 FY 2029 FY 2030 FY 2031 FY 2032 Undrawn Asset Based Loan Senior Secured Term Loan Senior Notes Atkore’s strong balance sheet enables continued execution of our capital deployment model with cash generated by the business

Atkore Confidential

Updated FY 2026 Outlook

FY 2026 Outlook underpinned by anticipated mid-single digit percentage volume growth in FY 2026, driven by expected growth across all key product areas

Outlook Summary

Outlook Items for Consolidated Atkore	FY 2026 Outlook	Updates to FY 2026 Outlook Midpoint	FY 2026 Comments & Perspective
Net Sales	$2.95B – $3.05B	($0.05B)	• Reduction reflects ~($40M) from Tectron Mechanical Tube divestiture
Adjusted EBITDA[1]	$340M – $360M	N/A	• 2H 2026 Adjusted EBITDA expected to be higher than 1H 2026
Adjusted Diluted EPS[1]	$5.05 – $5.55	N/A	
Interest Expense	~$31M - $34M	($1.5M)	• Reflect lower variable Interest expense
Tax Rate	~19% – 23%	N/A	
Capital Expenditures	$80M – $90M	($5M)	

© Atkore

1. Reconciliations of the forward-looking quarterly and full-year 2026 outlook for Adjusted EBITDA and Adjusted Diluted EPS is not being provided as the Company does not currently have sufficient data to accurately estimate the variables and individual adjustments for such reconciliation. Accordingly, we are relying on the exception provided by Item 10(e)(1)(i)(B) of Regulation S-K to exclude these reconciliations.

9

Atkore Confidential

10© Atkore Atkore’s Strategic Focus – Today and Tomorrow Atkore provides comprehensive solutions to deploy, isolate, and protect critical electrical infrastructure for the long-term Drive operational excellence with the Atkore Business System Meet secular demand for expected growth in core electrical end markets Maintain strong financial profile focusing on shareholder returns Prioritize portfolio of domestically manufactured electrical infrastructure products

11© Atkore Appendix

12© Atkore Segment Information Three months ended December 26, 2025 December 27, 2024 (in thousands) Net sales Adjusted EBITDA Adjusted EBITDA Margin Net sales Adjusted EBITDA Adjusted EBITDA Margin Electrical $ 469,554 $ 55,102 11.7% $ 465,355 $ 92,387 19.9 % Safety & Infrastructure 186,252 30,187 16.2% 196,724 15,579 7.9 % Eliminations (258) (482) Consolidated operations $ 655,548 $ 661,597

13© Atkore Adjusted Diluted EPS Reconciliation (Adjusted Net Income Per Diluted Share) Consolidated Atkore Inc. Three months ended (in thousands, except per share data) December 26, 2025 September 30, 2025 December 27, 2024 Net income $ 15,034 $ (54,420) $ 46,336 Stock-based compensation 4,020 2,505 6,097 Intangible asset amortization 6,310 9,952 11,699 (Gain) loss on sale of business (2,275) 142 — Accelerated depreciation 8,165 — — Impairment of assets — 78,391 — Loss on extinguishment of debt — 795 Other (a) 1,086 361 (3,441) Pre-tax adjustments to net income 17,306 92,146 14,355 Tax effect (4,327) (23,037) (3,589) Additional tax expense related to divestiture of a business — 393 — Non-deductible goodwill impairment — 8,263 — Adjusted net income $ 28,013 $ 23,345 $ 57,102 Weighted-average diluted common shares outstanding 33,905 33,661 35,040 Net income per diluted share $ 0.44 $ (1.62) $ 1.31 Adjusted net income per diluted share $ 0.83 $ 0.69 $ 1.63 (a) Represents other items, such as inventory reserves and adjustments, (gain) loss on disposal of property, plant and equipment, loss on assets held for sale, realized or unrealized (gain) loss on foreign currency impacts of intercompany loans and insurance recoveries.

14© Atkore Net Income to Adjusted EBITDA Reconciliation Consolidated Atkore Inc. Three months ended (in thousands) December 26, 2025 September 30, 2025 December 27, 2024 Net income $ 15,034 $ (54,420) $ 46,336 Interest expense, net 6,899 7,926 8,209 Income tax expense 465 (11,350) 12,260 Depreciation and amortization 36,118 36,929 29,333 Stock-based compensation 4,020 2,505 6,097 (Gain) loss on sale of business (2,275) 142 — Asset impairment charges — 86,654 — Transaction costs 6,271 42 35 Loss on the extinguishment of debt — 795 — Other (a) 2,614 1,692 (3,120) Adjusted EBITDA $ 69,146 $ 70,915 $ 99,150 (a) Represents other items, such as inventory reserves and adjustments, (gain) loss on disposal of property, plant and equipment, (gain) loss on assets held for sale, realized or unrealized (gain) loss on foreign currency impacts of intercompany loans, insurance recoveries and restructuring costs.

15© Atkore Total Debt to Net Debt Consolidated Atkore Inc. (in thousands) December 26, 2025 September 30, 2025 June 27, 2025 March 28, 2025 December 27, 2024 September 30, 2024 Short-term debt and current maturities of long-term debt $ 3,730 $ 3,730 $ — $ — $ — $ — Long-term debt $ 757,323 $ 756,802 $ 764,387 $ 765,913 $ 765,375 $ 764,838 Total debt 761,053 760,532 764,387 765,913 765,375 764,838 Less cash and cash equivalents 443,771 506,699 $ 331,017 330,385 310,444 351,385 Net debt $ 317,282 $ 253,833 $ 433,370 $ 435,528 $ 454,931 $ 413,453

16© Atkore Total Debt to Net Debt and Leverage Ratio Consolidated Atkore Inc. ($ in thousands) December 26, 2025 September 30, 2025 June 27, 2025 March 28, 2025 December 27, 2024 September 30, 2024 Short-term debt and current maturities of long-term debt $ 3,730 $ 3,730 $ — $ — $ — $ — Long-term debt 757,323 756,802 764,387 765,913 765,375 764,838 Total debt 761,053 760,532 764,387 765,913 765,375 764,838 Less cash and cash equivalents 443,771 506,699 331,017 330,385 $ 310,444 351,385 Net debt $ 317,282 $ 253,833 $ 433,370 $ 435,528 $ 454,931 $ 413,453 TTM Adjusted EBITDA (a) $ 356,390 $ 386,356 $ 455,629 $ 561,833 $ 657,338 $ 771,713 Total debt/TTM Adjusted EBITDA 2.1 x 2.0 x 1.7 x 1.4 x 1.2 x 1.0 x Net debt/TTM Adjusted EBITDA 0.9 x 0.7 x 1.0 x 0.8 x 0.7 x 0.5 x (a) Leverage ratio and TTM Adjusted EBITDA reconciliations for all periods above can be found either in the appendix, or in Exhibit 99.1 to Form 8-K filed on November 26, 2025, August 5, 2025, May 6, 2025, February 4, 2025, November 21, 2024.

17© Atkore Free Cash Flow Reconciliation Consolidated Atkore Inc. Three months ended (in thousands) December 26, 2025 December 27, 2024 Net cash provided by operating activities $ (55,497) $ 74,374 Capital expenditures (11,758) (41,295) Free Cash Flow $ (67,255) $ 33,079

Atkore Confidential

Glossary of Terms

Abbreviations listed in alphanumeric order

Abbreviation	Description
1H	First Half
2H	Second Half
ABS	Atkore Business System
Adj.	Adjusted
B	Billion
Capex	Capital Expenditures
CY	Calendar Year
DD%	Double Digit Percentage
EBITDA	Earnings Before Interest, Taxes, Depreciation, & Amortization
EPD	Environmental Product Declaration
EPS	Earnings Per Share
ESG	Environment, Social, and Governance
Est.	Estimated
Excl.	Excluding
FX or F/X	Foreign Exchange
FY	Fiscal Year
HDPE	High Density Polyethylene
HSD%	High Single Digit Percentage
IRA	Inflation Reduction Act
K	Thousand

Abbreviation	Description
LDD%	Low Double Digit Percentage
LSD%	Low Single Digit Percentage
M	Million
M&A	Mergers & Acquisitions
MSD%	Mid Single Digit Percentage
N/A	Not Applicable
PVC	Polyvinyl Chloride
Q1	First Fiscal Quarter
Q2	Second Fiscal Quarter
Q3	Third Fiscal Quarter
Q4	Fourth Fiscal Quarter
RSC	Regional Service Center
S&I	Safety & Infrastructure
TTM	Trailing Twelve Months
UK	United Kingdom
U.S.	United States of America
USD	United States Dollar
#X	Number of Times
YE	Year End
YTD	Year to Date

© Atkore

18

Atkore Confidential

19© Atkore atkore.com